Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Why Radiotherapy, Why Perspective: Realizing the Untapped Value Across Oncology

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Proprietary Radioligand Platform Optimizes Therapeutic Index

Proprietary Pb-Based Chelator Designed for Broader and Safer Use

Lead-212: Optimal Isotope with Advantages Over Beta and Other Alpha Emitters

Imaging Optimizes Targeted Delivery to Tumor

Solid Tumors are an Attractive Market for Radiopharmaceuticals

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Advancing a Diverse Wholly Owned 212Pb-Based Oncology Portfolio

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

VMT-⍺-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-⍺-NET in NETs

Compelling Anti-tumor Activity with Sustained or Deepening Responses

VMT-⍺-NET: Durable Disease Control Across All Doses

Best-in-class Safety Profile1

VMT-α-NET’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind

VMT01: Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma

Preliminary Anti-tumor Activity Observed at Lower Dose of VMT01

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 2 Patients)

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

Phase 1/2 Data Expected Across All 3 Clinical Programs in 2026

Abbreviations

APPENDIX

NETs Trials

VMT-⍺-NET: Baseline Patient Characteristics in AACR 2026 Data Analysis

Patient Exposure and Follow-up with [212Pb]VMT-α-NET in AACR 2026 Data Analysis

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

Blood Creatinine During Follow-up for All Patients Treated (n=64)

Refractory Metastatic Melanoma Trials

ICI Combo Rationale: Strong Synergy with [212Pb]VMT01 in Melanoma

Daily production at regional sites ensures supply of ready-to-administer product

Perspective’s proprietary chelator has been optimized for lead-based RPTs

Construct designed for better clinical outcome

Construct designed for better clinical outcome

Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Corporate Presentation

April 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company's product candidates; the Company's expected cash runway and financial position; the potential functionality, capabilities, advantages and benefits of the Company's product candidates and the potential application of these product candidates for other disease indications; the potential size of the commercial market for the Company's product candidates; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Why Radiotherapy, Why Perspective: Realizing the Untapped Value Across Oncology

Next Frontier in Precision Oncology

Addressing large, unmet medical needs	Unlocking previously undruggable targets	Clinically validated modality

Perspective's Clinically Validated Differentiated Platform

- High potency alpha emitter payload
- Proprietary chemistry designed for superiority
- Commercial manufacturing capacity

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile meets patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(64 patients dosed)[1]

Melanoma
VMT01/02

^{212}Pb therapy targeting **MC1R**

Evaluating clinical synergy with checkpoint inhibitor combinations

Safety profile allows for earlier lines of therapy

Initial Phase 1/2a data expected late 2026

(27 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Previously undruggable target expressed in majority of solid tumors

Human data support strong tumor uptake with fast renal clearance

Initial Phase 1/2a data expected late 2026

(8 patients dosed)[1]

3 value inflection catalysts in 2026

[1]As of February 28, 2026

PERSPECTIVE® THERAPEUTICS

Proprietary Radioligand Platform Optimizes Therapeutic Index



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Yielding clinical results with potentially superior efficacy and safety

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

PERSPECTIVE THERAPEUTICS

Proprietary Pb-Based Chelator Designed for Broader and Safer Use


H2N
O
HO
O
N
N
212Pb2+
N
O
N
R
O
NH
OH

Pb-specific chelator[1]

Designed to retain potent payload

Net neutral charge for rapid renal clearance

Reduced reuptake by kidneys

Favors uptake by tumor cells

Benefits of CATX Proprietary Chelator

- Yields fewer side effects
- Potential for broad clinical utility
- Limits liver and kidney toxicity
- Improves therapeutic window

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

PERSPECTIVE THERAPEUTICS

Lead-212: Optimal Isotope with Advantages Over Beta and Other Alpha Emitters

	Lutetium (^{177}Lu) *β radiation*	Actinium (^{225}Ac) *α radiation*	Lead (^{212}Pb) *α radiation*	**Competitive Advantage**
Potency	●	●●●	●●●	Better anti-tumor activity
Off-Target Damage	●	●●● ● *	●●●	Better safety profile
Decay Profile	●●●	●	●●●	Better safety profile
Half Life	●●	●	●●●	Better clinical profile
Supply/Production	●●●	●●	●●	Better isotope access
Patient Convenience	●●	●	●●●	Better patient management
Theranostic Pair	●	●	●●●	Better patient selection

*Daughter isotopes
USPI for 177Lu vipivotide tetraxetan
Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

PERSPECTIVE THERAPEUTICS

Imaging Optimizes Targeted Delivery to Tumor


Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload


Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will target

Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30 → **Compound 3-42** → **Compound 3-59**







[1]World Molecular Imaging Congress 2024 abstract #82

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, ~$2bn annual sales[2]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Sarcoma	*17k*	
Neuroendocrine Tumors	***12k***	**Lutathera, >$800m annual sales[2]**

Potential TAM of
~$30bn

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
[2]Financial report for FY2025

PERSPECTIVE® THERAPEUTICS

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Radioisotope Stockpile

Dose Manufacture

Delivery to Patients

In house manufacturing delivering finished product to treatment sites

Ongoing Clinical-Grade Production

Two sites supporting three ongoing clinical trials

Ongoing capacity expansion

Process patents issued on generator and scale up

Geographic Expansion Strategy

Planned facilities for scalable supply network

Designed to support >$1B in annual sales/site

Secured stockpile of precursor isotope

Advancing a Diverse Wholly Owned ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	**SSTR2**	Neuroendocrine Tumors					Phase 1/2a updates throughout 2026	PERSPECTIVE
		Other SSTR2+ Tumors					TBD	PERSPECTIVE
VMT01/02	**MC1R**	Melanoma *Imaging & Therapy*	Monotherapy				Initial Phase 1/2a data late 2026	PERSPECTIVE
		Melanoma *Imaging & Therapy*	Combination with Nivolumab				Initial Phase 1/2a data late 2026	PERSPECTIVE
PSV359	**FAP-α**	Solid Tumors					Initial Phase 1/2a data late 2026	PERSPECTIVE
Multiple	*Undisclosed*	*Undisclosed*					First in human images	PERSPECTIVE

PERSPECTIVE THERAPEUTICS

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [203Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer

~170K

living with disease in the US[2]

~12K

new diagnoses annually in the US[2]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[3] with standard of care LUTATHERA®

>$800M Trailing 12 months sales of LUTATHERA® [4]

>10% LUTATHERA® annual sales growth rate[4]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [3]LUTATHERA USPI; [4]Financial report for FY2025

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Preliminary Phase 1 Data for Cohort 2*

43% ORR in patients regardless of SSTR2 expression profile

50% ORR in patients with all SSTR2+ lesions

72% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

MTD not yet reached; enrolling additional cohorts for optionality

Cohort 2 updates expected through 2026

Fast Track Designation

*Including an initial response; patient remains on study and this tumor response is subject to confirmation.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-α-NET in NETs

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 95-97 weeks follow up

Cohort 1 ✓
2.5 mCi x 4
n = 2

Reached 6-101 weeks follow up

Cohort 2 ✓
5.0 mCi x 4
n = 46

Tumor assessment presented on 23 patients

Reached 3-32 weeks follow up

Cohort 3
6.0 mCi x 4
n = 16

DLT assessment completed in 8 patients

Cohort 4
Frontloading
6/5/5/4 mCi
n = up to 8

Enrolling

Phase 3 Registration Study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types

Potential expansion into SCLC, breast cancer, meningioma, head & neck cancer

VMT-α-NET development plan as of March 4, 2026. Reflects data presented by Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

Compelling Anti-tumor Activity with Sustained or Deepening Responses

Ten responders among 23 patients (43%)

All tumors expressing SSTR2 (*n = 16*):

- **50% response rate**
- **75% progression free and alive**


2.5 mCi
5.0 mCi
Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

[1]Change in sum of diameters from baseline per RECIST v1.1
Data shown for Cohort 2; one patient had a non-evaluable scan post baseline scan and therefore not included in this chart.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study



0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week
2.5 mCi
5.0 mCi (heterogenous SSTR expression profile)
5.0 mCi (all lesions SSTR2+)
First response
Disease Progression
X Death

Darker color segments of each bar represent the treatment period. Lighter color segments represent post-treatment follow-up. Greyed out segments represent heterogenous SSTR2 expression profile. Unconfirmed PR occurred on latest scan prior to data cutoff on week 60 and could not be confirmed yet. Two patients passed away from progression of disease. Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=64) and longer follow up (median 45 weeks)

Most common (>15%) TEAEs



Fatigue
66%
Alopecia
64%
Nausea
63%
Diarrhea
42%
Anemia
36%
Lymphocyte count decreased*
34%
Abdominal pain
25%
Alanine aminotransferase increased
19%
Blood alkaline phosphatase increased
19%
Aspartate aminotransferase increased
17%
Hypertension
16%
Grade 3
Grade 2
Grade 1
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

Grade ≥3 TEAEs in 23 patients (36%)

No dysphagia

No serious renal complications

No clinically significant treatment-related myelosuppression

SAEs reported in five patients: None deemed related to the study medication

Patients with TEAE 100%. The following additional Grade 3 AEs occurred in 1 pt each: vomiting, hypokalemia, presyn-cope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, influenza like illness and hyperglycemia. Grade 3 AE of syncope was reported in two pts.

*One subject was previously reported to have experienced grade 4 lymphopenia, but this was subsequently downgraded by the site to grade 3. There were no Grade 5 events.

Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

[1]For class overview and sources, see slide NETs trials.

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Early Responses with Deepening Over Time[2]

5 mCi dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for 5 mCi expected throughout 2026

Ongoing dosing of additional cohorts for optionality

Registration trial pending consultation with regulators

Expansion potential into other tumor types including breast, SCLC, meningioma, head & neck cancer

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE® THERAPEUTICS

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind



Whole body PET scan of a metastatic melanoma patient using VMT02

Need to Extend Checkpoint Reach

~40-60%
of patients do not respond to PD-1/PD-L1 blockade[1]

50%
1-year survival rate for metastatic melanoma[2]

Treatment Resistance
disease progression for many responders

Radiotherapy Can Help Improve Response

MC1R highly expressed on melanoma and not normal tissue

Radiotherapies can trigger cell death and drive immune response

Precision Approach can expand responders and reduce toxicity

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid.* 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239 ;[2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

VMT01: Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

VMT01 showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

First patient dosed with combination in March 2025

Treatment ongoing with VMT01 3.0 mCi as monotherapy and in combination with nivolumab

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702;

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma


Phase 1 Dose-finding*
Phase 2 Expansion
Enrolled
Cohort 1
VMT01
3 mCi x 3
n = 7
Enrolled
Cohort 2
VMT01
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
VMT01
1.5 mCi x 3
n = 5
Cohort 4
VMT01
TBD mCi x 3
n = 3 – 12
RP2D
Expansion Cohort
VMT01
RP2D mCi x 3
nivolumab
(480mg every 4 weeks)
Enrolled
Cohort 1
VMT01/nivo
1.5 mCi x 3
n = 2
Enrolled
Cohort 2
VMT01/nivo
3.0 mCi x 3
n = 6
Cohort 3
VMT01/nivo
TBD mCi x 3
n = 3 – 12
Expansion Cohort
VMT01/nivolumab
RP2D mCi x 3

*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

Preliminary Anti-tumor Activity Observed at Lower Dose of VMT01

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease



~2 – 5 mos[1]
Observed PFS for heavily pre-treated melanoma patients
3.0 mCi
5.0 mCi
First Response
Confirmed Response
Disease Progression
Death
03-102
04-103
03-104
01-107
04-113
03-114
01-116
03-105
14-118
02-117
0
10
20
30
40
50
60
70
80
Weeks since first dose

Durable, long-term stable disease achieved in patients with a median of **5 prior lines of systemic therapy** (including a median of **3 prior lines of IO**)

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). Patient 03-104 discontinued follow-up (without PD).

[1]Sources available on slide Refractory Metastatic Melanoma Trials.

Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 2 Patients)



Grade 3
Grade 2
Grade 1
Nausea
Fatigue
Anemia
Abdominal pain
Dyspnoea
Lymphocyte count decreased
Pleural effusion
Back pain
Vomiting
Hypoglycaemia
Cough
Constipation
AST increased
COVID-19
Platelet count decreased
Muscular weakness
Hyponatraemia
Hypoalbuminaemia
Hyperglycaemia
44%
6%
31%
31%
6%
19%
19%
6%
19%
6%
13%
13%
13%
13%
6%
13%
13%
13%
13%
13%
13%
13%
13%
13%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

TEAEs were predominantly of Grade 1 and 2

Grade 3 TEAEs in 4 patients (25%)

No Grade 4 or 5 TEAEs

SAEs reported in four patients: None deemed related to the study medication

Morris ZS et al, Poster Presentation at ASCO 2025 and company data on file. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at 1.5 mCi, 3 mCi or 5 mCi

Prolonged PFS was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data for VMT01 plus checkpoint inhibitors

NEXT STEPS

Exploring 3 mCi dose for both monotherapy and nivolumab combination

Phase 1 dose escalation monotherapy and combination data expected late 2026

[1]Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE® THERAPEUTICS

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes



Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

| Kratochwil et al., JNM, 2019

PERSPECTIVE® THERAPEUTICS

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

First patient dosed in study for advanced solid tumors in April 2025

Initial Phase 1 data expected late 2026

Planning for expansion into multiple large-tumor types underway

[1]World Molecular Imaging Congress 2024 abstract #82

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors


Phase 1 Dose-finding
Enrolled
Cohort 1
2.5 mCi x 4
n = 2
Enrolling
Cohort 2
5.0 mCi x 4
n = 6
Cohort 3
TBD mCi x 4
n = 3 – 8
Cohort 4
TBD mCi x 4
n = 3 – 8
RP2D
Phase 2 Expansion
Expansion Cohort A
FAP tumor expressor
RP2D mCi x 4
Expansion Cohort B
FAP stroma expressor
RP2D mCi x 4

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[^{203}Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma



1 hour
4 hour
18 hour

[^{203}Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain


Composition of Matter
Methods of Imaging and Treating
Chelator
PERSPECTIVE THERAPEUTICS
Manufacturing
Isotope

PERSPECTIVE THERAPEUTICS

Strong financial position

Funding into late 2027

Cash, cash equivalents and short-term investments as of December 31, 2025	~$145 million
Share count as of December 31, 2025	~74.3 million
Outstanding common stock warrants & options as of December 31, 2025	~10.9 million

On February 3, 2026, we completed an offering with net proceeds of ~$164 million via the issuance of ~39.6 million shares of common stock and pre-funded warrants to purchase ~6.6 million shares of common stock.

Based on our current plans, we believe our existing cash and cash equivalents (including the net proceeds from the February 2026 offering), will be sufficient to fund our current planned clinical milestones and operational investments into late 2027.[1]

As of March 16, 2026 (the filing date of Company's 2025 Form 10-K)

PERSPECTIVE THERAPEUTICS

Phase 1/2 Data Expected Across All 3 Clinical Programs in 2026

Funding into late 2027, through anticipated clinical readouts, preclinical activities and site builds

	Early 2026	Mid 2026	Late 2026	2027
VMT-α-NET *(SSTR2)*	**Phase 1/2a data update** ✓	**Phase 1/2a data update**	**Phase 1/2a data update**	**24-mos Phase 1/2a data**
VMT01/02 *(MC1R)*			**Initial Phase 1/2a data**	
PSV359 *(FAP-α)*			**Initial Phase 1/2a data**	

PERSPECTIVE THERAPEUTICS



Abbreviations

AACR: American Association for Cancer Research
AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
AUC: area under the curve
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
EMA: European Medicines Agency
ENETS: European Neuroendocrine Tumor Society
ESMO: European Society of Medical Oncology
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
MAA: marketing authorization application
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MTD: maximum tolerated dose
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
OBD: optimal biological dose
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PR: partial response
PRRT: peptide receptor radionuclide therapy
RP2D: recommended phase 2 dose
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SOC: standard of care
SPECT: single-photon emission computed tomography
SSTR2: somatostatin receptor type 2
SUV: standardized uptake value
TEAE: treatment emergent adverse events
Tmax: time to maximum concentration
TLA: total lesion activity
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information

APPENDIX

Deeply Experienced Management Team in Radiopharmaceuticals and Drug Development



20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy

Thijs Spoor
Chief Executive Officer

University of Toronto · Columbia Business School · VerifiH2O · Viewpoint molecular targeting · KBP Biosciences · AzurRx · Fluoro Pharma · GE



20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings

Markus Puhlmann, MD MBA
Chief Medical Officer

LMU · Georgetown University McDonough School of Business · Viewpoint molecular targeting · Seagen · Merck · Bayer · Amgen



20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products

Michael Schultz, PHD
Chief Science Officer

Florida State University · Iowa · Viewpoint molecular targeting



An accomplished financial leader with over 30 years of experience in the life sciences sector, including four prior CFO roles at life sciences companies.

Joel Sendek
Chief Financial Officer

Forward Pharma · sema4 · Dewpoint Therapeutics · Spero Therapeutics · Lazard · Stifel · Oppenheimer



20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries

Jonathan Hunt
Chief Accounting Officer

BYU · isoray · Vivid learning systems · Hypercom · Circle K · ConocoPhillips · pwc



20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Amos Hedt
Chief Business Strategy Officer

Swinburne · University of Melbourne · Viewpoint molecular targeting · Clarity Pharmaceuticals · patrys · CSL

PERSPECTIVE THERAPEUTICS

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[6]	^{212}Pb-DOTAMTATE[8]	^{225}Ac-DOTATATE[9]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Status	Supported registration	Not on USPI[1], EMA MAA withdrawn[5]	Under FDA review	No subsequent study initiated	Phase III portion ongoing
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Nausea, asthenia	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 48%[7] (individual events not specified)	TEAE: 54% Lymphopenia (26%) Renal events (17.1%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	1 G2 SAE of myelodysplastic syndrome	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]EMA Assessment Report [6]ESMO 2025; [7]ENETS 2025; [8]ESMO 2025; [9]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

VMT-α-NET: Baseline Patient Characteristics in AACR 2026 Data Analysis

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	25 *(39%)*
	Male	39 *(61%)*
Race [n, (%)]	White	59 *(92%)*
	Black	1 *(2%)*
	Asian	2 *(3%)*
	Multiple	2 *(3%)*
ECOG Performance Status [n, (%)]	0	50 *(78%)*
	1	14 *(22%)*
Time from dx to enrollment [mos]	Median, Range	38, 5-317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	61 *(95%)*
	• Pancreatic NET	30 *(47%)*
	• Non-pancreatic GEP-NET	31 *(48%)*
	• Bronchial NET	2 *(3%)*
	• Pheochromocytoma/paraganglioma	1 *(2%)*
Grade [n, (%)]	G1	13 *(20%)*
	G2	43 *(67%)*
	G3	8 *(13%)*
No. prior syst rx	Median, Range	1, 0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	54 *(84%)*
	Small molecule (e.g., sunitinib)	9 *(14%)*
	Immunotherapy	2 *(3%)*
	Chemotherapy	16 *(25%)*

Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

Patient Exposure and Follow-up with [^{212}Pb]VMT-α-NET in AACR 2026 Data Analysis

Safety analysis (n=64): Cohort 1 through Cohort 3

Tumor assessment presented: Cohort 1 and Cohort 2 First Half

	Cohort 1 2.5 mCi	Cohort 2 5.0 mCi First Half	Cohort 2 5.0 mCi Second Half	Cohort 3 6.0 mCi	All Patients Treated
Number of patients *(%)*	2	23	23	16	64
Exposure (doses) n (%)					
1	--	3 *(13%)*	2 *(9%)*	7 *(44%)*	12 *(19%)*
2	--	--	1 *(4%)*	1 *(6%)*	2 *(3%)*
3	--	--	2 *(9%)*	4 *(25%)*	6 *(9%)*
4	2 *(100%)*	20 *(87%)**	18 *(78%)*	4 *(25%)*	44 *(69%)*
Follow-up					
Median (wks)	96	60	46	16	45
Range (wks)	95-97	6-101	6-58	3-32	3-101

*One patient in Cohort 2 received two doses of 5.0 mCi then two doses of 2.5 mCi.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Patient with Confirmed PR After [^{212}Pb]VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

Blood Creatinine During Follow-up for All Patients Treated (n=64)

No serious renal complications were reported



Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
80
88
96
Study Week
Safety Analysis Set

Blood creatinine increase was reported as an AE in 11 patients and were Grade 1 only. Four have recovered. Seven are still ongoing.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE® THERAPEUTICS

Refractory Metastatic Melanoma Trials

	Lifileucel	Relatlimab + Nivolumab	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label[1] N=73 (65% of ITT)	RELATIVITY-020, open label[3] N = 351 (D1) + 163 (D2)	SWOG S1616, RCT[4] N= 68 (combo):23 (I only)	Open label[6] N=70	LEAP-004, open label[7] N=103
Patient population					
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	1	2
Prior ICI (%)	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	20% vs 13%[5]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.0 vs 2.7[5] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]doi:10.1200/JCO.21.00079; [5]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [6]doi:10.1038/s41591-023-02498-y; [7]doi:10.1200/JCO.22.00221

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE®
THERAPEUTICS

ICI Combo Rationale: Strong Synergy with [^{212}Pb]VMT01 in Melanoma

Demonstrated in well-established B16:F10 melanoma mouse model

Single dose VMT01 + Dual ICI vs. Dual ICI (anti-CTLA4 + anti-PD-1)[2]



Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
70
80
Days
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy + dual ICIs

Single dose VMT01 + anti-PD-1 vs. Single dose VMT01 + dual ICI



Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Single dose VMT01 + anti-PD-1 ICI
71% complete response rate

Key Takeaways:

- Single dose of VMT01 in combination with ICI significantly arrested melanoma tumor growth and extended survival
- >70% complete and durable response with PD-1 immunotherapy combination in a model highly resistant to checkpoint inhibitors[3]

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

Immunocompetent mouse B16:F10 melanoma model
1Li et al., Mol. Pharm., 2019; 2Li et al., Cancers, 2021 3 Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

PERSPECTIVE THERAPEUTICS

Regional Manufacturing Allows Commercialization of ^{212}Pb-labeled Finished Products

The “network effect” designed to ensure reliable commercial supply for ready-to-administer therapeutics

Sites	Today	2027-8 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Houston, TX	*In progress*	☑	☑	37 m
Potential Locations				
Atlanta, GA			☑*tbc*	57 m
Orlando, FL			☑*tbc*	31 m

Top 6 sites cover
>90% US population
within a one half-life (11 hr) delivery radius[2]


CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within
1 half-life of ^{212}Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

Daily production at regional sites ensures supply of ready-to-administer product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility.

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety.

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses.

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations..

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle.

Representative; production practices may vary based on location of clinical site, facility, treatment, etc.

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

18 Issued Patents (full patent term expires 2036-2044, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, and MC1R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

6 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting VMT01 and certain other cellular receptors; methods of generating Pb-212 radionuclide

76 Pending Patent Applications (including 9 provisional, 12 PCT, and 55 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, PSMA, and certain other cellular receptors
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

Perspective's proprietary chelator has been optimized for lead-based RPTs

Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

PSC[1]



NET 0
$^{212}Pb^{2+}$

PERSPECTIVE THERAPEUTICS

- ✓ Designed specifically for Pb isotopes
- ✓ Optimized for **rapid renal clearance** through neutralized formal charge
- ✓ Improves radiolabeling, receptor binding & internalization
- ✓ **Retains ~95% of ^{212}Bi** reducing off-target toxicity potential[1]

DOTA



NET 2-
$^{212}Pb^{2+}$

TCMC



NET 2+
$^{212}Pb^{2+}$

Generic Chelators

- Charged molecules are **more likely to be reabsorbed by kidneys**[2]
- **Leak ^{212}Bi alpha-emitting daughter up to 36%**[3]

[1]Li M, et al. *Curr Med Chem*. 2020; [2]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., *Radiochimica Acta*, 1993.

PERSPECTIVE THERAPEUTICS

Construct designed for better clinical outcome

[^{212}Pb]VMT-α-NET and AlphaMedix use the same ^{212}Pb payload but have different clinical profiles

Event	Agent	Grade ≥3	All grades	Comment
TEAEs	AlphaMedix	54%	100%	VMT-α-NET: Fewer high grade events
	VMT-α-NET	36%	100%	
Nausea	AlphaMedix	3%	94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET		63%	
Vomiting	AlphaMedix		29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2%	11%	
Dysphagia	AlphaMedix	3%	49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed		
Renal events	AlphaMedix	17%	37%	VMT-α-NET: 11 incidences of Grade 1 increase in creatinine; 4 resolved, 7 ongoing
	VMT-α-NET	No serious renal complications reported		
Lymphopenia	AlphaMedix	26%	31%	
	VMT-α-NET	18%	34%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025		
	VMT-α-NET		36%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
alfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026. For class overview and sources, see slide NETs trials.

Construct designed for better clinical outcome

[^{212}Pb]VMT-α-NET and AlphaMedix use the same ^{212}Pb payload but have different clinical profiles

Event	Product	Grade 3 or higher	All events	Comment
TEAEs	AlphaMedix	54%	100%	VMT-α-NET: Fewer high grade events
	VMT-α-NET	38%	100%	
Nausea	AlphaMedix	3%	94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET		63%	
Vomiting	AlphaMedix		29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2%	13%	
Dysphagia	AlphaMedix	3%	49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed		
Renal events	AlphaMedix	17%	37%	VMT-α-NET: eight incidences of Grade 1 increase in creatinine; 5 resolved, 3 stable and being observed
	VMT-α-NET	No serious renal complications reported		
Lymphopenia	AlphaMedix	26%	31%	
	VMT-α-NET	18%	36%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025		
	VMT-α-NET		38%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
For class overview and sources, see slide NETs trials.

PERSPECTIVE® THERAPEUTICS

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
β
Therapy
212Bi
Bismuth
61 m
β
212Po
Polonium
0.1 µs
α
208Pb
Lead
Stable
α
208Tl
Thallium
3 m
β

Where the drug goes = where the alpha particle is deposited



O
OH
O
NH2
R
NH
N
N
N
N
212Bi
O
O
OH

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation[1]
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem.* 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

PERSPECTIVE® THERAPEUTICS

^{225}Ac Isotope Decay Chain and Potential for Off-target Toxicity



Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10[19] y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds



221Fr
217At
213Bi
213Po



α
O
OH
R
NH
N
225Ac



Target Organs
α
β
Liver
Kidneys

PERSPECTIVE THERAPEUTICS

^{212}Pb hits tumors hard and fast and disappears

^{212}Pb is a "high dose rate" alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone

Comparative alpha Particle Decay Over Time[1]



Delivering alphas faster while drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity
~80% of total 212Pb/212Bi alphas delivered to tumor within 24 hrs
~6% of total 225Ac alphas within 24 hrs
225Ac on tumor: It takes 23 days to deliver 80% of alphas
Unbound alphas – potential for toxicity
Comparative alpha decays
0
12
24
36
48
60
72
Hours Post administration

- "Activity" is measured in decays per second, so depends on isotope half-life
- Due to its relative half-life, ^{212}Pb will likely be administered at 20 times the ^{225}Ac activity
- ^{225}Ac is administered in smaller activities due to its 10 day half-life and the total alpha decays from its daughters
- Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered
- The effectiveness of longer-lived isotopes therefore diminishes over time as the alphas "wash out" from the tumor

[1] Representative activity administrations only, based on clinical projections – company estimates

PERSPECTIVE THERAPEUTICS